SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report:   January 22, 1999

             (Date of earliest event reported):  (January 8, 1999)


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


                   1-7258                                 75-1475224
          (Commission File Number)            (IRS Employer Identification No.)




                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) General. On January 8, 1999, Tandycrafts, Inc. (the "Company") announced a plan to close its 121 leather and crafts retail stores and related manufacturing operations. The announcement of this plan was filed as an exhibit to Form 8-K dated January 13, 1999, and is incorporated herein by reference. These dispositions are deemed to involve a significant amount of assets as defined in the instructions to Form 8-K.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the planned dispositions noted above is furnished under Item 7 of this Report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     (a)  Pro Forma Financial Information.

          Pro Forma Financial Information
          Pro Forma Condensed Consolidated Balance Sheet - September 30, 1998 Pro Forma Condensed Consolidated Statement of Income - Year Ended
               June 30, 1998
          Pro Forma Condensed Consolidated Statement of Income - Three Months
               Ended September 30, 1998
          Notes to Pro Forma Condensed Consolidated Financial Statements


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


Date:  January 22, 1999                   By:/s/Michael J. Walsh
                                             ----------------------
                                             Michael J. Walsh
                                             President and Chief Executive
                                             Officer


Date:  January 22, 1999                   By:/s/ James D. Allen
                                             ----------------------
                                             James D. Allen
                                             Chief Financial Officer




                               TANDYCRAFTS, INC.
                        PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information is based on the historical financial statements of Tandycrafts, Inc. (the "Company") adjusted to give effect to the disposition of the operations of the Company's 121 leather and crafts retail stores and related manufacturing operations pursuant to the Board of Directors' approved plan, as if such dispositions had taken place on June 30, 1998 for the pro forma condensed consolidated statements of income and on September 30, 1998, for the pro forma condensed consolidated balance sheet, using the assumptions and adjustments set forth in the accompanying notes to the pro forma condensed consolidated financial statements.

     The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the dispositions been consummated at either of the foregoing dates or earlier, or which may be attained in the future, nor does it give effect to any matters other than those described in the notes thereto.

     The pro forma financial information should be read in conjunction with the historical financial statements of the Company.



                               TANDYCRAFTS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                              Historical
                              -----------
                              Tandycrafts,    Tandy                                        Pro Forma
ASSETS                           Inc.       Leather (a)   Proceeds (b)   Exit costs (c)   Consolidated
                              -----------   -----------   ------------   --------------   ------------
Current assets
  Cash                        $       913   $        -    $         -    $           -    $        913
  Accounts receivable, net         26,332       (1,605)             -                -          24,727
  Inventories                      47,123      (14,222)             -                -          32,901
  Other current assets              7,996         (377)         1,950                -           9,569
                              -----------   ----------     ----------    -------------    ------------
   Total current assets            82,364      (16,204)         1,950                -          68,110
                              -----------   ----------     ----------    -------------    ------------

Property and equipment, net        23,664       (1,198)             -                -          22,466
Other assets                        6,773         (414)             -                -           6,359
Goodwill, net                      37,548       (3,945)             -                -          33,603
                              -----------   ----------     ----------    -------------    ------------
                              $   150,349   $  (21,761)    $    1,950    $           -    $    130,538
                              ===========   ==========     ==========    =============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                 12,031       (1,360)             -                -           10,671
  Accrued liabilities and
    other                          10,720         (655)             -            2,703           12,768
                              -----------   ----------     ----------    -------------     ------------
     Total current
       liabilities                 22,751       (2,015)             -            2,703           23,439
                              -----------   ----------     ----------    -------------     ------------

Long-term debt                     35,910            -              -                -           35,910
Deferred taxes                      2,822            -              -                -            2,822


Stockholders' equity
  Common stock, $1 par value;
   50,000,000 shares authorized,
   18,527,988 issued               18,528            -              -                -           18,528
  Additional paid-in capital       20,544            -              -                -           20,544
  Retained earnings                73,082      (19,746)         1,950           (2,703)          52,583
  Treasury stock                  (23,288)           -              -                -          (23,288)
                              -----------   ----------     ----------    -------------     ------------
     Total stockholders'
       equity                      88,866      (19,746)         1,950           (2,703)          68,367
                              -----------   ----------     ----------    -------------     ------------
                              $   150,349   $  (21,761)    $    1,950    $           -     $    130,538
                              ===========   ==========     ==========    =============     ============


                               TANDYCRAFTS, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1998
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                 Historical
                                -----------
                                Tandycrafts,    Tandy        Interest        Pro Forma
                                    Inc.      Leather (d)   Expense (e)   Consolidated (f)
                                -----------   -----------   -----------   ---------------

Net sales                       $   232,495   $   (45,247)  $        -    $       187,248

Operating costs and expenses:
  Cost of goods sold                153,484       (24,799)           -            128,685
  Selling, general and
    administrative                   63,182       (19,693)           -             43,489
  Depreciation and amortization       4,828          (355)           -              4,473
  Loss on sale of business unit         623             -            -                623
                                -----------   -----------   ----------    ---------------
   Total operating costs
     and expenses                   222,117       (44,847)           -            177,270
                                -----------   -----------   ----------    ---------------

Operating income                     10,378          (400)           -              9,978
Interest expense, net                 3,259             -         (136)             3,123
                                -----------   -----------   ----------    ---------------
Income before income taxes            7,119          (400)         136              6,855
Provision for income taxes            2,502          (141)          48              2,409
                                -----------   -----------   ----------    ---------------

   Net income                   $     4,617   $      (259)  $       88    $         4,446
                                ===========   ===========   ==========    ===============

Net income per common share:

   Basic and diluted                  $0.37                                         $0.35
                                      =====                                         =====

Weighted average common shares:
     Basic                           12,645                                        12,645
     Diluted                         12,659                                        12,659


                               TANDYCRAFTS, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                 Historical
                                ------------
                                Tandycrafts,      Tandy       Interest        Pro Forma
                                    Inc.       Leather (d)   Expense (e)   Consolidated (f)
                                ------------   -----------   -----------   ---------------

Net sales                       $     51,065   $    (8,868)  $        -    $        42,197

Operating costs and expenses:
  Cost of goods sold                  34,791        (5,040)           -             29,751
  Selling, general and
    administrative                    13,077        (4,179)           -              8,898
  Depreciation and amortization        1,079           (95)           -                984
                                ------------   -----------   ----------    ---------------
   Total operating costs
     and expenses                     48,947        (9,314)           -             39,633
                                ------------   -----------   ----------    ---------------

Operating income                       2,118           446            -              2,564
Interest expense, net                    492             -          (34)               458
                                ------------   -----------   ----------    ---------------
Income before income taxes             1,626           446           34              2,106
Provision for income taxes               618           170           13                801
                                ------------   -----------   ----------    ---------------

   Net income                   $      1,008  $        276   $       21    $         1,305
                                ============  ============   ==========    ===============

Net income per common share:
   Basic and diluted                   $0.08                                         $0.10
                                       =====                                         =====

Weighted average common shares:
     Basic                            12,472                                        12,472
     Diluted                          12,475                                        12,475


                               TANDYCRAFTS, INC.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)


     (a) The adjustments in this column represent the elimination of the historical assets and liabilities of the Company's leather and crafts retail stores and related manufacturing operations as of September 30, 1998, with the net after-tax loss resulting from the elimination of such balances reflected as a charge to retained earnings.

     (b) The adjustments in this column represent estimated proceeds from the disposition of the operations of the Company's leather and crafts retail stores and related manufacturing operations and are comprised entirely of the NOL carryback the Company will realize resulting from the adoption of the plan of liquidation of Tandy Leather Company. No other proceeds from liquidatiuon or from NOL carryfowards are assumed for purposes of these proforma financial statements.

     (c) The adjustments in this column represent estimated transaction costs and other exit costs (e.g., lease obligations and other contractual commitments) directly related to the disposition of the Company's leather and crafts retail stores and related manufacturing operations.

     (d) The adjustments in this column represent the elimination of the historical income, expenses and related income tax effect of the divested operations of the Company's leather and crafts retail stores and related manufacturing operations for the respective period.

     (e) The adjustment to interest expense reflects the use of the estimated proceeds resulting from the disposition of the operations the Company's leather and crafts retail stores and related manufacturing operations as reflected in note (b) above, to reduce long-term debt based on an annual interest rate of 7%.

     (f) The pro forma income statements do not reflect certain estimated charges (i.e., transaction and other exit costs) related to the disposition of the operations of the Company's leather and crafts retail stores and related manufacturing operations. Such costs are reflected in the pro forma balance sheet as indicated in Note (c), above.